Investor Presentation Q1 2018 Semiconductors Cloud Analytics System Software Wi-Fi Perfected is

Safe Harbor and Non-GAAP Financial Measures 2 This presentation contains “forward-looking” statements that are based on our beliefs and assumptions and on information currently available to us. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, product development plans, competitive position, potential growth opportunities, use of proceeds and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “seek,” “estimate,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, the risk factors listed in our 10-K filed on February 28, 2018 and subsequent 10-Q filings. Forward-looking statements represent our beliefs and assumptions only as of the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation includes certain non-GAAP financial measures as defined by the SEC rules. We have provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the appendix to this presentation.

$40 $67 $84 $129 $176 $45 2013 2014 2015 2016 2017 2018 $52 Q2 guide midpoint At a Glance 3 Strong Revenue Growth Profile $MM 150 million+ chips shipped 60+ products with Quantenna inside 50+ service providers 40+ OEMs / ODMs ~400 employees 45% CAGR 85+ patents

Company Highlights High-performance Wi-Fi leader Pioneer in both 8x8 and 4x4 advanced MIMO technology Trendsetter and influencer within IEEE 802.11 standards body Proven execution & innovation across four generations of solutions Land and expand within each product generation yields rapid revenue growth with less incremental selling expense Sustainable advantage & multiple barriers to entry Over 1,400 man years of R&D and IP development Long product lifecycles and sticky design wins Service provider positioning in Wi-Fi is unmatched Over 90% follow-on design success with existing sockets Demonstrated initial success with multiple growth drivers Service provider telco opened up satellite opportunity >> current opportunity is cable MSO >> future is retail and enterprise Attractive financial model with significant operating leverage Drove a 45% CAGR in revenue over last five years Generated cash from operations for the last two fiscal years Strong gross margin profile of ~50% 4

Premium Strategy Drives Share Gains Each Tech Cycle 5 Current Wi-Fi Generation Future Wi-Fi Generation Mainstream Low Cost Premium Mainstream Low Cost Premium Launch next- generation products  Continue leadership in the premium market with new products  Extend the previous generation to mainstream with cost-optimized products and introduce new products

Diverse Applications Retail Access Point Video Bridge Broadband Gateway Wi-Fi Booster Mesh Repeaters Video Client Enterprise / Outdoor 6

Sizing Up the Premium Wi-Fi Market 7 Total Wi-Fi Chipset Revenue $2.1 B $2.6 B $1.5 B $1.4 B $0.2 B $1.3 B 2016 2021 Source: ABI Research Wi-Fi Market Data 3Q 2016, Table 4, Table 11 and Table 26 and Quantenna assumptions Portable Devices include cellular phones, laptops, netbooks, Ultrabooks, Chromebooks, PC accessories, mobile devices, gaming controllers, OEM remote controls, 3D glasses, and wearables and healthcare devices Non-Portable Devices include networking, set-top boxes, televisions, gaming consoles, DVD / Blu-ray players, desktop PCs, printers, smart home, automotive, industrial, and others 2.1 B 2.9 B 0.7 B 1.1 B 0.0 B 0.2 B 2016 2021 Total Wi-Fi Enabled Device Shipments 53% 2016-2021 CAGR 8% 7% 50% 2016-2021 CAGR -2% 4% Premium Wi-Fi * in Non-Portable Devices Mainstream Wi-Fi in Non-Portable Devices Wi-Fi in Portable Devices * Premium Wi-Fi chipsets are defined by 4x4 MIMO or higher performance. Quantenna’s premium Wi-Fi technology leads the high performance, non-portable device market.

Q1 2018 Financial Highlights 0 40 80 120 160 200 0 10 20 30 40 50 Q1 2017 Q1 2018 TTM Q1 2017 TTM Q1 2018 Strong Revenue Growth Profile $MM 8 *Gross margin, income and EPS figures are fully diluted based on non-GAAP reporting which excludes stock-based compensation and other specified one-time items. See reconciliation table. TTM means trailing twelve months. 29% YoY 19% YoY Quarterly revenue of $45.1 million • 19% Y/Y growth vs Q1 2017 • 9% Q/Q growth vs Q4 2017 Gross margin of 50.5% • Grew 130bps Y/Y vs Q1 2017 • Down 120bps Q/Q vs Q4 2017 Operating cash flow positive • Cash from ops $6.8 million or $0.17/share Strong Earnings Performance • $1.2 million net income • $0.03 in EPS – Exceeded $0.00 to $0.02 guidance range $MM

Technology Cycles Drive Growth $MM 0 10 20 30 40 50 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Other 802.11n 802.11ac Wave2 802.11ac Wave3 (10G) • 802.11ac Wave 3 (10G) revenue – Q1 grew 137% Q/Q to $5.9 million – Q2 revenue expected to more than double Q/Q to the range of $12-14 million • 802.11ac Wave 2 revenue – Q1 grew $3.1 million or 9% Q/Q – Q1 grew 25% Y/Y to $37.4 million – Q2 revenue is expected to be flat Q/Q • 802.11n revenue – Q1 declined 51% Q/Q to $1.8 million – Q2 revenue is expected to decline Q/Q Wi-Fi Technology Segmentation Highlights 9

Operating Results & Guidance 2016 2017 Q4 2017 Q1 2018 Q2 2018 Guidance Revenue $129.1 $176.4 $41.3 $45.1 $51 - $53 Gross Margin 50% 50% 52% 51% GAAP: 48% +/-100bps non-GAAP: 48% +/-100bps OPEX 48% 44% 51% 48% GAAP: flat to up 4% Q/Q non-GAAP: flat to up 5% Q/Q EPS $0.04 $0.26 $0.01 $0.03 GAAP: ($0.04) – ($0.02) non-GAAP: $0.07 – $0.09 10 *Gross margin, OPEX and EPS figures are based on non-GAAP reporting which excludes stock-based compensation and other one-time items.

Balance Sheet Summary 2015 2016 Q3 2017 2017 Q1 2018 Cash, Cash Equivalents & Marketable Securities $18.9 $117.0 $126.9 $118.6 $120.1 Total Assets $46.7 $154.8 $191.3 $212.7 $220.1 Total Debt $5.8 $5.9 $4.4 $3.9 $0.0 Total Liabilities $17.6 $26.0 $48.7 $32.1 $37.4 Total Stockholders’ Equity (Deficit) ($155.7) $128.7 $142.7 $180.6 $182.6 11

Appendix 12

Non-GAAP to GAAP Operating Margin Reconciliation 13 SBC means stock-based compensation, non-recurring items comprised of executive severance, percentages may not total due to rounding 2015 2016 Q4 2017 2017 Q1 2018 Non-GAAP Gross Margin 49% 50% 52% 50% 51% SBC: Gross Margin 0% 0% 0% 0% 0% GAAP Gross Margin 49% 50% 52% 50% 51% Non-GAAP Operating Margin (6%) 2% 0% 6% 2% SBC: R&D 0% 1% 4% 3% 5% SBC: S&M 1% 0% 1% 1% 2% SBC: G&A 1% 1% 2% 2% 3% Non-recurring items 0% 0% 0% 0% 0% GAAP Operating Margin (7%) (1%) (8%) (1%) (8%)

Non-GAAP to GAAP Net Margin Reconciliation 14 SBC means stock-based compensation, non-recurring items comprised of executive severance and income tax adjustment relating to recognition of US Federal deferred tax asset pursuant to release of valuation allowance. Percentages may not total due to rounding 2015 2016 Q4 2017 2017 Q1 2018 Non-GAAP Net Margin (7%) 1% 1% 6% 3% SBC: Gross Margin 0% 0% 0% 0% 0% SBC: R&D 0% 1% 4% 3% 5% SBC: S&M 1% 0% 1% 1% 2% SBC: G&A 1% 1% 2% 2% 3% Non-recurring items 0% 0% (85%) (20%) (0%) GAAP Net Margin (8%) (1%) 78% 20% (7%)

Wi-Fi Perfected™ 15 Semiconductors Cloud Analytics System Software